SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 31, 2002

FLORIDA BANKS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	0-24683	58-2364573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5210 Belfort Road Suite 310 Jacksonville, Florida (Address of Principal Executive Offices)		32256 (Zip Code)

Registrant’s telephone number, including area code: (904) 332-7772

N/A
(Former Name or Former Address; if Changed Since Last Report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
Exhibit Index
Articles of Amendment
Subscription Agreement
Press Release

ITEM 5. OTHER EVENTS

     On December 31, 2002, Florida Banks, Inc., a Florida corporation (the “Registrant”) entered into an agreement to sell $5 million in Series C Preferred Stock to The South Financial Group.

     The Registrant’s press release announcing the issuance and sale of the preferred stock as well as the Subscription Agreement and Articles of Amendment to the Second Amended and Restated Articles of Incorporation of the Registrant, are filed as exhibits to the Current Report on Form 8-K. The summary description of the transaction and press release are qualified in its entirety by reference to the documents filed as exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

2.1	Articles of Amendment to the Second Amended and Restated Articles of Incorporation of the Registrant, dated December 31, 2002.

4.1	Subscription Agreement, dated December 31, 2002 by and between the Registrant and The South Financial Group.

99.1	The press release of Registrant, dated January 2, 2003, announcing the completion of the sale of the Series C Preferred Stock.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA BANKS, INC.

By:	/s/ T. Edwin Stinson, Jr.

T. Edwin Stinson, Jr. Chief Financial Officer

January 3, 2003

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Exhibit Index

Exhibit No.	Description

2.1	Articles of Amendment to the Second Amended and Restated Articles of Incorporation of the Registrant, dated December 31, 2002.

4.1	Subscription Agreement, dated December 31, 2002 by and between the Registrant and The South Financial Group.

99.1	The press release of Registrant, dated January 2, 2003, announcing the sale of the Series C Preferred Stock.

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